UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2010

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 6, 2010, CONSOL Energy Inc. (“CONSOL”) filed a Current Report on Form 8-K (the “Initial Report”) to report that it completed its acquisition (the “Acquisition”) of all of the issued and outstanding common stock of Dominion Exploration & Production, Inc., a Delaware corporation (the “DEPI Shares”); (ii) all of the issued and outstanding common stock of Dominion Reserves, Inc., a Virginia corporation (the “Reserves Shares”); and (iii) all right, title and interest owned and held by Dominion Transmission, Inc., a Delaware corporation (“DTI”) in and to certain interests in oil and gas properties, rights and related assets identified in the Purchase Agreement (as defined below), for approximately $3.475 billion in cash.

In connection with the Acquisition, CONSOL previously filed (1) the Audited Financial Statements of Dominion Exploration & Production, Inc. and subsidiaries and the producing business of Dominion Transmission Inc. as of and for the twelve-months ended December 31, 2009, and (2) the Unaudited Pro Forma Condensed Combined Financial Statements of CONSOL as of and for the year ended December 31, 2009. This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to include the foregoing statements. No other amendments to the Initial Report are being made by the Amendment.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of business acquired.

Audited Financial Statements of Dominion Exploration & Production, Inc. and subsidiaries and the producing business of Dominion Transmission Inc. as of and for the twelve-months ended December 31, 2009 (incorporated by reference to Exhibit 99.1 of Form 8-K filed on March 22, 2010 and accepted at 07:07:04).

(b) Pro forma financial information.

Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2009 (incorporated by reference to Exhibit 99.3 of Form 8-K filed on March 22, 2010 and accepted at 07:08:37).

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Audited Financial Statements of Dominion Exploration & Production, Inc. and subsidiaries and the producing business of Dominion Transmission Inc. as of and for the twelve-months ended December 31, 2009, incorporated by reference to Exhibit 99.1 of Form 8-K filed on March 22, 2010 and accepted at 07:07:04.

Exhibit 99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2009, incorporated by reference to Exhibit 99.3 of Form 8-K filed on March 22, 2010 and accepted at 07:08:37.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/S/ STEPHEN W. JOHNSON
Stephen W. Johnson
Senior Vice President and General Counsel

Dated: July 16, 2010

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Audited Financial Statements of Dominion Exploration & Production, Inc. and subsidiaries and the producing business of Dominion Transmission Inc. as of and for the twelve-months ended December 31, 2009, incorporated by reference to Exhibit 99.1 of Form 8-K filed on March 22, 2010 and accepted at 07:07:04.

Exhibit 99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2009, incorporated by reference to Exhibit 99.3 of Form 8-K filed on March 22, 2010 and accepted at 07:08:37.